EXHIBIT 32




     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
     ---------------------------------------------------------------



The certification set forth below is being furnished to the Securities and Exchange Commission solely for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 and with Section 1350 of Chapter 63 of Title 18 of the United States Code. Nicole Funk, the Chief Executive Officer, Chief Financial Officer and Principal Accounting Officer of Aerobic Creations Inc. hereby certifies that:

1. our Annual Report on Form 10-KSB fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in our Annual Report on Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of Aerobic Creations Inc.


Sincerely,

/s/ Nicole Funk                             Dated: March 26, 2006
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By: Nicole Funk,
Chief Executive Officer,
President, Treasurer, Chief
Financial Officer and Principal
Accounting Officer